AMENDMENT NO. 4 TO SENIOR SECURED CREDIT AGREEMENT

AMENDMENT NO. 4 dated as of December 3, 2024 (this “Amendment No. 4”) among SLR Investment Corp. (formerly known as SOLAR CAPITAL LTD.), a Maryland corporation (the “Borrower”), NEFPASS LLC, a Delaware limited liability company (“NEFPASS”), NEFCORP LLC, a Delaware limited liability company, (together with NEFPASS, each a “Subsidiary Guarantor” and collectively, the “Subsidiary Guarantors”), the undersigned Lenders (as defined in the Credit Agreement) constituting the Required Lenders, and CITIBANK, N.A., as administrative agent for the Lenders party to the Credit Agreement referenced below (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

WHEREAS, the Borrower, the Lenders party thereto, and the Administrative Agent are parties to a Senior Secured Credit Agreement dated as of August 28, 2019 (as amended, restated, supplemented, or otherwise modified from time to time prior to the effectiveness of this Amendment No. 4, the “Credit Agreement”);

Whereas, the Borrower has requested, and the Lenders party hereto (constituting the Required Lenders) and the Administrative Agent have agreed, to amend the Credit Agreement in order to effect the changes described below;

NOW THEREFORE, in consideration of the promises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Borrower, the Lenders party hereto, and the Administrative Agent hereby agrees as follows:

Section 1.
Definitions.
(a)
Except as otherwise defined in this Amendment No. 4, terms defined in the Credit Agreement (including the preamble and recitals above) are used herein as defined therein.
(b)
References in the Credit Agreement and the other Loan Documents (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, “hereof” “thereunder”, “thereby”, “therein”, or “thereof”) shall be deemed to be references to the Credit Agreement, as amended hereby.
Section 2.
Amendments
(a)
Section 1.01 of the Credit Agreement is hereby amended by inserting the following new defined term in the correct alphabetical order therein:

“Amendment No. 4 Effective Date” means December 3, 2024.

(b)
Clause (e)(i)(B) of Section 2.08 of the Credit Agreement is hereby amended by deleting the reference to $800,000,000 and replacing it with $900,000,000.
(c)
Section 6.01 of the Credit Agreement is hereby amended by (x) deleting the reference to “and” at the end of clause (i) thereof, (y) replacing the period at the end of clause (j) thereof with “; and” and (z) adding the following after clause (j) thereof:

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“(k) Secured Shorter-Term Indebtedness and Unsecured Shorter-Term Indebtedness in an aggregate principal amount (determined at the time of the incurrence of such Indebtedness) not exceeding $250,000,000 in the aggregate and that shall be used, in whole or in part, and shall be incurred to refinance, redeem, and/or reduce, in whole or in part, the 2024 Notes and/or the 2025 Notes (including any interim refinancing thereof).”

Section 3.
Representations and Warranties.

Each of the Borrower and each Subsidiary Guarantor represents and warrants to the Lenders and the Administrative Agent, as of the date of this Amendment No. 4 and on and as of the Amendment Effective Date (as defined below) and immediately after giving effect to this Amendment No. 4, as follows:

(a)
Authorization; Enforceability. This Amendment No. 4 has been duly authorized, executed, and delivered by it and each of this Amendment No. 4 and the Credit Agreement, as amended by this Amendment No. 4, constitutes a legal, valid, and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
(b)
No Conflict. Neither the execution, delivery and performance of this Amendment No. 4 nor the transactions contemplated herein will (i) violate any applicable law or regulation or the limited liability company operating agreement, charter, by-laws or other organizational documents of the Borrower or any of its Subsidiaries or any order of any Governmental Authority or (ii) violate or result in a default in any material respect under any Loan Document or any indenture, agreement or other instrument binding upon the Borrower or any of its Subsidiaries or any of their respective assets, or give rise to a right thereunder to require any payment to be made by any such Person.
(c)
Solvency. Immediately after the consummation of the transactions contemplated by this Amendment No. 4, the present fair value of the assets of the Borrower will exceed the sum of the probable liabilities and identified contingent liabilities of the Borrower. The Borrower is solvent both before and after giving effect to the execution, delivery and performance of this Amendment No. 4 and the Credit Agreement (as amended by this Amendment No. 4) and the other Loan Documents and the consummation of the transactions contemplated by this Amendment No. 4, and is not, and after giving effect to the execution, delivery and performance of this Amendment No. 4 and the Credit Agreement (as amended by this Amendment No. 4) and the other Loan Documents and the consummation of the transactions contemplated by this Amendment No. 4, will not be (A) left with unreasonably small capital with which to carry on its business as it is proposed to be conducted and (B) unable to pay its debts (contingent or otherwise) as they mature.
(d)
Representations in Loan Documents. The representations and warranties of the Borrower and each Subsidiary Guarantor set forth in Article III of the Credit Agreement (as amended hereby) and in the other Loan Documents, as applicable, are true and correct in all material respects (except to the extent any such representation or warranty is itself qualified by

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materiality or reference to a Material Adverse Effect, in which case it is true and correct in all respects, subject to such qualification) on and as of the date of this Amendment No. 4 and on the Amendment Effective Date (as defined below).
(e)
No Default. No Default has occurred and is continuing.
Section 4.
Conditions Precedent.

This Amendment No. 4 shall become effective as of the date (the “Amendment Effective Date”) when, and only when, each of the following conditions precedent shall have been satisfied:

(a)
The Administrative Agent shall have received one or more counterparts of this Amendment No. 4 executed by the Borrower, each Subsidiary Guarantor, and the Lenders constituting the Required Lenders; and
(b)
The Borrower shall have paid such reasonable and documented fees and expenses of Norton Rose Fulbright US LLP, special New York counsel to the Administrative Agent, in connection with the negotiation, preparation, execution and delivery of this Amendment No. 4 and the other Loan Documents (to the extent that statements for such fees and expenses have been delivered to the Borrower prior to the Amendment Effective Date).
Section 5.
Miscellaneous.
(a)
Except as herein provided, the Credit Agreement shall remain unchanged. The Credit Agreement, as specifically amended by this Amendment No. 4, and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The Borrower and each Subsidiary Guarantor hereby agree and acknowledge that the Collateral shall continue to secure the payment and performance of all Secured Obligations (as defined in the Guarantee and Security Agreement) on the terms and conditions set forth in the Loan Documents, and each hereby ratifies the security interests granted by it pursuant to the Security Documents.
(b)
This Amendment No. 4 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 4 by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Amendment No. 4 by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment No. 4.
(c)
This Amendment No. 4 shall be construed in accordance with and governed by the law of the State of New York. The provisions of Sections 9.09(b), 9.09(c) , 9.09(d), and 9.10 of the Credit Agreement are hereby incorporated herein, mutatis mutandis, as if a part hereof.
(d)
This Amendment No. 4 is a Loan Document.
(e)
The execution, delivery, and effectiveness of this Amendment No. 4 shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of any

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Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
(f)
As of the Amendment Effective Date, Citibank, N.A., JPMorgan Securities LLC, and Sumitomo Mitsui Banking Corporation are Joint Lead Bookrunner and Joint Lead Arrangers. Section 8.09 of the Credit Agreement is hereby incorporated herein, mutatis mutandis, as if a part hereof.

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